Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,694,698.12
Previously Paid Amount	0.00
Total Fee Amount	1,753.14
Total Offset Amount	0.00
Net Fee	$ 1,753.14